SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                         TEMPLETON CHINA WORLD FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:



PAGE


[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                       TEMPLETON CHINA WORLD FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of shareholders scheduled for Monday, March 4, 2002 at 10:00 a.m. Eastern time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it in accordance with the Directors' recommendations on page 1 of the proxy statement.

We urge you to spend a few minutes reviewing the proposal in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).


                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                       TEMPLETON CHINA WORLD FUND, INC.

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton China World Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Ft. Lauderdale, Florida 33394-3091 on Monday, March 4, 2002 at 10:00 a.m. Eastern time.

During the Meeting, shareholders of the Fund will vote on the following
Proposal:

 . The election of five Directors of the Fund to hold office for the terms specified.

                                        By Order of the Board of Directors,

                                        Barbara J. Green
                                        Secretary

January 28, 2002


  Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                       TEMPLETON CHINA WORLD FUND, INC.

                                PROXY STATEMENT

 . INFORMATION ABOUT VOTING

Who is eligible to vote?

Shareholders of record at the close of business on Friday, December 7, 2001 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, proxy card, and proxy statement were mailed to shareholders of record on or about January 28, 2002.

On what issue am I being asked to vote?

You are being asked to vote on the election of five nominees to the position of Director.

How do the Fund's Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the five nominees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for the Proposal, your shares will be voted IN FAVOR of the nominees for Director.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

 . THE PROPOSAL: ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the "Board") has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, all of whom are independent directors. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and Directors?

The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of five Directors expire. Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato and Edith E. Holiday have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").

Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 18% and 15%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, Director and Vice President of the Fund, is the son and nephew, respectively, of brothers Charles
B. Johnson, the Chairman of the Board and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

Listed below, for each nominee and Director, is a brief description of recent professional experience and ownership of shares of the Fund and shares of the Franklin Templeton funds.

                                                                              Fund Shares     Shares Beneficially
                                                                           Beneficially Owned  Owned in Franklin
                                                                             and % of Total     Templeton funds
                                                                           Outstanding Shares (including the Fund)
                        Name, Principal Occupation                               as of               as of
                    During the Past Five Years and Age                     December 31, 2001   December 31, 2001
- -------------------------------------------------------------------------- ------------------ --------------------
Nominees to serve until 2005 Annual Meeting of shareholders:

Harris J. Ashton
Director since 1993                                                                100**            499,643

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods
(meat packing company); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Chairman of the Board,
General Host Corporation (nursery and craft centers) (until 1998). Age 69.

Nicholas F. Brady*
Director since 1993                                                              1,000**             48,463

Chairman, Templeton Emerging Markets Investment Trust PLC, Darby
Overseas Investments, Ltd. and Darby Emerging Markets Investments
LDC (investment firms) (1994-present); Director, Templeton Capital
Advisors Ltd., Franklin Templeton Investment Fund, Amerada Hess
Corporation (exploration and refining of oil and gas), C2, Inc. (operating and investment business), and H.J. Heinz Company (processed foods and allied products); director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton Investments; and formerly, Secretary of the United States Department of the Treasury (1988-1993),
Chairman of the Board, Dillon, Read & Co., Inc. (investment banking)
(until 1988) and U.S. Senator, New Jersey (April 1982-December 1982).
Age 71.

Frank J. Crothers
Director since 1999                                                                  0               17,522

Chairman, Caribbean Electric Utility Services Corporation and Atlantic
Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co., Ltd.;
President, Provo Power Corporation; director of various other business and non-profit organizations; and director or trustee, as the case may be, of 14 of the investment companies in Franklin Templeton Investments.
Age 57.

S. Joseph Fortunato
Director since 1993                                                                100**            889,878

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in Franklin
Templeton Investments. Age 69.

                                                                              Fund Shares     Shares Beneficially
                                                                           Beneficially Owned  Owned in Franklin
                                                                             and % of Total     Templeton funds
                                                                           Outstanding Shares (including the Fund)
                        Name, Principal Occupation                               as of               as of
                    During the Past Five Years and Age                     December 31, 2001   December 31, 2001
- -------------------------------------------------------------------------- ------------------ --------------------

Edith E. Holiday
Director since 1996                                                                100**               85,525

Director, Amerada Hess Corporation (exploration and refining of oil and gas) (1993-present), Hercules Incorporated (chemicals, fibers and resins)
(1993-present), Beverly Enterprises, Inc. (health care) (1995-present),
H.J. Heinz Company (processed foods and allied products) (1994-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-present), Digex Incorporated (web hosting provider)
(2001-present) and Canadian National Railway (railroad) (2001-present);
director or trustee, as the case may be, of 28 of the investment companies in Franklin Templeton Investments; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993),
General Counsel to the United States Treasury Department (1989-1990), and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison--United States Treasury Department (1988-1989).
Age 49.

Directors serving until 2004 Annual Meeting of shareholders:

Andrew H. Hines, Jr.
Director since 1993                                                              1,391**               71,971

Consultant, Triangle Consulting Group; Executive-in-Residence, Eckerd
College (1991-present); director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and formerly, Chairman and Director, Precise Power Corporation (1990-
1997), Director, Checkers Drive-In Restaurant, Inc. (1994-1997), and
Chairman of the Board and Chief Executive Officer, Florida Progress
Corporation (holding company in the energy area) (1982-1990) and former director of various of its subsidiaries. Age 78.

Charles B. Johnson*
Chairman since 1995 and Vice President since 1993                                3,172**           20,298,667

Chairman of the Board, Chief Executive Officer, Member--Office of the
Chairman and Director, Franklin Resources, Inc.; Vice President,
Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin
Templeton Investments. Age 68.

                                                                                  Fund Shares     Shares Beneficially
                                                                               Beneficially Owned  Owned in Franklin
                                                                                 and % of Total     Templeton funds
                                                                               Outstanding Shares (including the Fund)
                          Name, Principal Occupation                                 as of               as of
                      During the Past Five Years and Age                       December 31, 2001   December 31, 2001
- ------------------------------------------------------------------------------ ------------------ --------------------

Charles E. Johnson*
Director since 1993 and Vice President since 1996                                      518**            303,358

President, Member--Office of the President and Director, Franklin
Resources, Inc.; Senior Vice President, Franklin Templeton Distributors,
Inc.; President and Director, Templeton Worldwide, Inc. and Franklin
Advisers, Inc.; Chairman of the Board, President and Director, Franklin
Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 33 of the investment companies in Franklin Templeton Investments. Age 45.

Constantine D. Tseretopoulos
Director since 1999                                                                      0               80,215

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; director or trustee, as the case may be, of 15 of the investment companies in Franklin Templeton Investments; and formerly, Cardiology Fellow, University of Maryland (1985-1987) and Internal
Medicine Resident, Greater Baltimore Medical Center (1982-1985).
Age 47.

Directors serving until 2003 Annual Meeting of shareholders:

Betty P. Krahmer
Director since 1993                                                                  1,360**            150,192

Director or trustee of various civic associations; director or trustee, as the case may be, of 18 of the investment companies in Franklin Templeton
Investments; and formerly, Economic Analyst, U.S. government. Age 72.

Gordon S. Macklin
Director since 1993                                                                  2,000**            510,861

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); Director, Martek Biosciences Corporation, WorldCom, Inc.
(communications services), MedImmune, Inc. (biotechnology),
Overstock.com (Internet services), and Spacehab, Inc. (aerospace services); director or trustee, as the case may be, of 48 of the investment companies in Franklin Templeton Investments; and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht
& Quist Group (investment banking) (until 1992), and President, National
Association of Securities Dealers, Inc. (until 1987). Age 73.

                                                                                  Fund Shares     Shares Beneficially
                                                                               Beneficially Owned  Owned in Franklin
                                                                                 and % of Total     Templeton funds
                                                                               Outstanding Shares (including the Fund)
                          Name, Principal Occupation                                 as of               as of
                      During the Past Five Years and Age                       December 31, 2001   December 31, 2001
- ------------------------------------------------------------------------------ ------------------ --------------------

Fred R. Millsaps
Director since 1993                                                                  10,000**          1,156,659

Manager of personal investments (1978-present); director of various business and nonprofit organizations; director or trustee, as the case may be, of 19 of the investment companies in Franklin Templeton Investments; and formerly, Chairman and Chief Executive Officer, Landmark Banking
Corporation (1969-1978), Financial Vice President, Florida Power and Light
(1965-1969), and Vice President, Federal Reserve Bank of Atlanta (1958-
1965). Age 72.

- -------------------------

  *Nicholas F. Brady, Charles B. Johnson and Charles E. Johnson are "interested persons" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Charles B. Johnson is an interested person due to his ownership interest in Resources, his employment affiliation with Resources and his position with the Fund. Mr. Charles E. Johnson is an interested person due to his employment affiliation with Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are not interested persons of the Fund (the "Independent Directors").
** Less than 1%.

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.--Hong Kong Branch, the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $200 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

During the fiscal year ended August 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each

Director then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served.

Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from Franklin Templeton funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                         Number of Boards within      Total Compensation
                             Aggregate Compensation Franklin Templeton Investments on   from Franklin
      Name of Director           from the Fund*          which Director Serves**      Templeton funds***
- ---------------------------- ---------------------- --------------------------------- ------------------
Harris J. Ashton                     $3,000                        48                      $353,221
Nicholas F. Brady                     2,800                        18                       134,500
Frank J. Crothers                     3,014                        14                        92,000
S. Joseph Fortunato                   3,000                        49                       352,380
Andrew H. Hines, Jr.                  3,027                        19                       203,500
Edith E. Holiday                      3,000                        28                       254,670
Betty P. Krahmer                      3,000                        18                       134,500
Gordon S. Macklin                     3,000                        48                       353,221
Fred R. Millsaps                      3,025                        19                       201,500
Constantine D. Tseretopoulos          3,030                        15                        94,500

- -------------------------

  *Compensation received for the fiscal year ended August 31, 2001.
 **We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 162 U.S. based funds or series.
***For the calendar year ended December 31, 2001.

The table above indicates the total fees paid to Directors by the Fund individually and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other investment companies in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:

    Name and Offices                              Principal Occupation
     with the Fund                         During the Past Five Years and Age
- ------------------------- --------------------------------------------------------------------
Charles B. Johnson        See "Directors serving until 2004 Annual Meeting of shareholders."
Chairman since 1995 and
Vice President since 1993

Mark Mobius               Portfolio Manager of various Templeton advisory affiliates;
President since 1993      Managing Director, Templeton Asset Management Ltd.; Executive
                          Vice President and Director, Templeton Global Advisors Limited;
                          officer of eight of the investment companies in Franklin Templeton
                          Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and formerly,
                          President, International Investment Trust Company Limited
                          (investment manager of Taiwan R.O.C. Fund) (1986-1987) and
                          Director, Vickers da Costa, Hong Kong (1983-1986). Age 65.

Rupert H. Johnson, Jr.    Vice Chairman, Member--Office of the Chairman and Director,
Vice President since 1996 Franklin Resources, Inc.; Vice President and Director, Franklin
                          Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and
                          Franklin Investment Advisory Services, Inc.; Senior Vice President,
                          Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
                          Franklin Resources, Inc. and of 51 of the investment companies in
                          Franklin Templeton Investments. Age 61.

Harmon E. Burns           Vice Chairman, Member--Office of the Chairman and Director,
Vice President since 1996 Franklin Resources, Inc.; Vice President and Director, Franklin
                          Templeton Distributors, Inc.; Executive Vice President, Franklin
                          Advisers, Inc.; Director, Franklin Investment Advisory Services,
                          Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
                          Age 56.

Charles E. Johnson        See "Directors serving until the 2004 Annual Meeting of
Director since 1993 and   shareholders."
Vice President since 1996

Jeffrey A. Everett        President and Director, Templeton Global Advisors Limited; officer
Vice President since 2001 of some of the other investment companies in Franklin Templeton
                          Investments; and formerly, Investment Officer, First Pennsylvania
                          Investment Research (until 1989). Age 37.

       Name and Offices                                  Principal Occupation
        with the Fund                             During the Past Five Years and Age
- ------------------------------ ------------------------------------------------------------------------

Martin L. Flanagan             President, Member--Office of the President, Chief Financial Officer
Vice President since 1993      and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice
                               President and Chief Financial Officer, Franklin Mutual Advisers,
                               LLC; Executive Vice President, Chief Financial Officer and Director,
                               Templeton Worldwide, Inc.; Executive Vice President and Chief
                               Operating Officer, Templeton Investment Counsel, LLC; Executive
                               Vice President and Director, Franklin Advisers, Inc.; Executive Vice
                               President, Franklin Investment Advisory Services, Inc. and Franklin
                               Templeton Investor Services, LLC; Chief Financial Officer, Franklin
                               Advisory Services, LLC; Chairman, Franklin Templeton Services,
                               LLC; officer and/or director of some of the other subsidiaries of
                               Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 51 of the investment companies in Franklin
                               Templeton Investments. Age 41.

John R. Kay                    Vice President, Templeton Worldwide, Inc.; Assistant Vice President,
Vice President since 1994      Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin
                               Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and
                               Controller, Keystone Group, Inc. Age 61.

Murray L. Simpson              Executive Vice President and General Counsel, Franklin Resources,
Vice President and             Inc.; officer and/or director of some of the subsidiaries of Franklin
Assistant Secretary since 2000 Resources, Inc.; officer of 52 of the investment companies in Franklin
                               Templeton Investments; and formerly, Chief Executive Officer and
                               Managing Director, Templeton Franklin Investment Services (Asia)
                               Limited (until 2000) and Director, Templeton Asset Management Ltd.
                               (until 1999). Age 64.

Barbara J. Green               Vice President and Deputy General Counsel, Franklin Resources, Inc.;
Vice President since 2000 and  Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of
Secretary since 1996           the investment companies in Franklin Templeton Investments; and
                               formerly, Deputy Director, Division of Investment Management,
                               Executive Assistant and Senior Advisor to the Chairman, Counselor to
                               the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
                               and Exchange Commission (1986-1995), Attorney, Rogers & Wells
                               (until 1986), and Judicial Clerk, U.S. District Court (District of
                               Massachusetts) (until 1979). Age 54.

David P. Goss                  Associate General Counsel, Franklin Templeton Investments;
Vice President and             President, Chief Executive Officer and Director, Property Resources,
Assistant Secretary since 2000 Inc., and Franklin Properties, Inc.; officer and director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and
                               formerly, President, Chief Executive Officer and Director, Franklin
                               Real Estate Income Fund and Franklin Advantage Real Estate Income
                               Fund (until 1996), Property Resources Equity Trust (until 1999) and
                               Franklin Select Realty Trust (until 2000). Age 54.

Bruce S. Rosenberg             Vice President, Franklin Templeton Services, LLC, and officer of 19
Treasurer since 2000           of the investment companies in Franklin Templeton Investments, and formerly, Senior Manager--Fund Accounting, Templeton Global
                               Investors, Inc. (1995-1996). Age 40.

 . INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect wholly owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is a wholly owned subsidiary of Resources. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton performs, subject to FT Services' supervision, various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc., an initial underwriter of the Fund's shares, and its address is P.O. Box 9011, Princeton, New Jersey 08543.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Centre, Ridgefield Park, New Jersey 07660.

The Custodian. The custodian for the Fund is JP Morgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

Other Matters. The Fund's last audited financial statements and annual report, dated August 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

As of December 7, 2001, the Fund had 18,089,072 shares outstanding and total net assets of $177,832,546. The Fund's shares are listed on the NYSE (Symbol:
TCH). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 7, 2001 there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares, except as shown in the following table:

                                            Amount and Nature        Percent of
  Name and Address of Beneficial Owner   of Beneficial Ownership Outstanding Shares
  ------------------------------------   ----------------------- ------------------
President and Fellows of Harvard College      4,744,600/1/             26.23%/2/
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

- -------------------------

1 The nature of beneficial ownership is sole voting and sole dispositive power as reported on Form 13F-HR filed with the Securities and Exchange Commission ("SEC") on November 2, 2001.
2  As reported on Form 13F-HR dated and filed with the SEC on November 2, 2001.

In addition, to the knowledge of the Fund's management, as of December 7, 2001 no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and Officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

 . AUDIT COMMITTEE

The Board has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended August 31, 2001 were $15,331.

Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2001 either to the Fund, the Fund's Investment Manager, or any entity controlling, controlled by, or under common control with the Investment Manager that provides services to the Fund.

All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, the Fund's Investment Manager, or any entity controlling, controlled by, or under common control with the Investment Manager that provides services to the Fund during the fiscal year ended August 31, 2001 were approximately $142,204. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

Audit Committee Report. The Fund's Board of Directors has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report to shareholders for the fiscal year ended August 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                        AUDIT COMMITTEE

                                          Fred R. Millsaps, (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

 . FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS' MEETING

Solicitation of Proxies. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $3,500 plus expenses. The Fund does not reimburse Directors and Officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the Proposal.

Simultaneous Meetings. The Meeting is to be held at the same time as the annual meetings of shareholders of Templeton Global Income Fund, Inc. and Templeton Emerging Markets Income Fund,

Inc. It is anticipated that all meetings will be held simultaneously. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons designated as proxies will vote in favor of such adjournment.

Adjournment. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting, or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Maryland law and the Fund's charter and by-laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment.

Shareholder Proposals. The Fund anticipates that its next annual meeting will be held in February 2003. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention: Secretary, no later than September 30, 2002 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement or presented at the meeting. A shareholder who wishes to make a proposal at the 2003 Annual Meeting of shareholders without including the proposal in the Fund's proxy statement should notify the Fund, at the Fund's offices, of such proposal by December 14, 2002. If a shareholder fails to give notice by this date, then the persons designated as proxy holders for proxies solicited by the Board for the 2003 Annual Meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

                                        By Order of the Board of Directors,

                                        Barbara J. Green,
                                        Secretary

January 28, 2002

                                                              TLTCH PROXY 01/02

                        TEMPLETON CHINA WORLD FUND, INC.
                ANNUAL MEETING OF SHAREHOLDERS - MARCH 4, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton China World Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Ft. Lauderdale, Florida at 10:00 a.m., Eastern time, on the 4th day of March 2002, including any postponements or adjournments thereof, upon the matters set forth below, and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL (INCLUDING ALL NOMINEES FOR DIRECTORS). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   Please mark your vote as
                                                   indicated in this example [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

Proposal - Election of Directors.


     FOR all nominees               WITHHOLD          Nominees: 01 HARRIS J. ASHTON, 02 NICHOLAS F. BRADY
    listed (except as              AUTHORITY          03 FRANK J. CROTHERS, 04 S. JOSEPH FORTUNATO AND
   marked to the right)         to vote for all       05 EDITH E. HOLIDAY
                                nominees listed

        [   ]                        [  ]             To withhold authority to vote for any individual
                                                      nominee, write that nominee's name on the line
                                                      below.

                                                      --------------------------------------------------




I PLAN TO ATTEND THE MEETING.                 YES      NO
                                              [ ]      [ ]


SIGNATURE(S):                                             DATED         , 2002
             --------------------------------------------      ---------
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

                              FOLD AND DETACH HERE